SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000
                                                         ----------------



                                 EBANK.COM, INC.
                   ------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




      Georgia                         333-41545                58-2349097
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    (State or other                 (Commission             (I.R.S. Employer
    jurisdiction of                 File Number)           Identification No.)
    incorporation)




                  2410 Paces Ferry Road, Atlanta, Georgia 30339
   -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (770) 863-9229
                                                           ---------------




                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.


         On October 26, 2000, ebank.com, Inc. issued a press release announcing the appointment of Richard D. Jackson as chairman of the board of directors. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K. ebank.com, Inc. also announced that James L. Box, current president and CEO of ebank.com, Inc., will become chairman and CEO of ebank, and that Lou Douglass will move from president of ebank.com, Inc. to president of ebank.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.               Description
            ----------                -----------

             99.1                  Press release issued October 26, 2000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EBANK.COM, INC.



                                        By: /s/ James L. Box
                                           -------------------------------------
                                           James L. Box, Chief Executive Officer

Dated: November 1, 2000

                                  Exhibit Index


         Exhibit No.            Description
         -----------            -----------
             99.1               Press release issued October 26, 2000